Exhibit 99.2 Note: Considered adding a 5th pillar of growth “Operational Excellence” where we highlight improvements to cash flow and margin, but think it will be better to include in a supplement or presentation later in the year J.P. Morgan 42nd Annual Healthcare Conference January 8, 2024 Presenters: Albert DaCosta (CEO & Chairman) Steve Deitsch (CFO) 1

Forward Looking Statements Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients and its estimated net revenue for full year 2023. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions and are subject to risks and uncertainties, some of which we are not currently aware. Forward‐looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward‐looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Quarterly Reports on Form 10-Q, as updated periodically with the Company's other filings with the SEC. These forward-looking statements are made as of the date of this presentation, and Paragon 28 assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. 2 Copyright ©2024 Paragon 28. All rights reserved.

Non-GAAP Financial Measures In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this presentation, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions. Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, employee stock purchase plan expense, non-recurring expenses and certain other non-cash expenses. We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include: • other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures; • although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements; • Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and • Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur. Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company's operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations. The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with the our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures. 3 Copyright ©2024 Paragon 28. All rights reserved.

Paragon 28’s Mission Our mission: To continuously improve the outcomes and experiences of patients suffering from foot and ankle conditions. paržažgon: a model of excellence >100 or perfection Tendons, muscles and ligaments 34 Joints twenžtyžeight: number of bones in the human foot; a perfect number 4 Copyright ©2024 Paragon 28. All rights reserved.

Paragon 28 at a Glance

Paragon 28 by the Numbers

- **$216.1M - $216.4M** 2023 Preliminary Net Revenue
  ***~19%** reported; **~20%** CC YoY growth*[1]
- **$60.3M - $60.6M** 4Q 2023 Preliminary Net Revenue
  ***~17 – 18%** YoY growth*[1]
- **450+** global employees
- **~75** product systems launched since 2010
- **>25** active projects in development
- **~260** U.S. sales representatives[2]
  (+18% YoY increase)
- **>2,000** active surgeon customers[2]
  (+9% YoY increase)
- **22** international countries (~15%[2] of global sales)
- **$147M** of liquidity (Incl. $97M cash & equivalents)[2]

Key 2023 Highlights

- **Fortified balance sheet with ~$131M of net incremental cash**
  - **February mixed follow-on offering** ($69M net proceeds + 3.2M secondary shares to improve public float and liquidity)
  - **November $150M Ares facility** ($62M of net incremental cash + $50M available to draw)
- Launched or released **6 new products**
- **Two major regulatory approvals for Smart28**:
  - IDE approval for SMART Total Talus™ System
  - 510(k) approval of Bonelogic software
- Launched **second mobile lab**
- **One-time investments**: fortified supply chain / inventory, IT infrastructure & systems, legal settlement

(1) On January 8th, 2024, the Company pre-announced preliminary, unaudited 2023 full year net revenue of $216.1 to $216.4 Million and fourth quarter 2023 net revenue of $60.3 to $60.6 Million. Foreign currency impact was not significant in the fourth quarter of 2023.
(2) Data as of September 30, 2023 or 2023 YTD.

Copyright ©2024 Paragon 28. All rights reserved.

5

Foot & Ankle is the Fastest Growing Orthopedic Market (1) (1) Global Foot & Ankle Market Diversified Across 6 Major Market Sub-segments F&A Segment 2023 - 2028 CAGR 2023 Market Composition Biologics Forefoot 9.8% 13% Charcot $6.9 Billion Forefoot Fracture Fixation 4.8% 4% 34% Ankle $4.9 Billion Flatfoot / PCFD 3.3% P28’s portfolio is 11% Ankle 9.2% highly diversified Flatfoot and represented in / PCFD Charcot 3.8% 8% all sub-markets Fracture Fixation Biologics 6.4% 2023 2028 30% Large ~13,700 U.S. Foot & Ankle Surgeon Base Fast Growing Market with Several Key Differentiators ✓ Highly complex anatomy • ~2,400 orthopedic surgeons that specialize in foot and ankle ✓ Increasing surgeon specialization (3) ✓ Generally more active and younger patient populations • ~9,000 surgical podiatrists ✓ Significant opportunity for innovation to drive improved outcomes • ~2,300 pediatric and trauma surgeons that treat foot and ankle ✓ Well over 100 indications with variety of causes (activity-based, trauma, genetic predisposition, etc.) (1) Source: iData Research and Company estimates. Approximately 55% of Global market is U.S. (2) Source: Company filings, SmartTrak, and management estimates. 6 (3) Management estimates. Copyright ©2024 Paragon 28. All rights reserved.

P28 has Substantial Runway to Drive Future Growth

Massive opportunity for penetration and market expansion in domestic and international markets

Estimated 2023 Global Market Share[1,2]



Exclusively foot & ankle
Paragon 28
4%
Single Product / Other ~31%
Large Diversified Players ~65%

Key themes today:

- **Top 3 players each hold 10%+ share of the global market** and a larger proportion of the U.S. market
- **Paragon 28 sales growth 3 – 4x the overall market** growth rate of ~7% since IPO

Implications for the future:

- **At 7% and 1% market share** in the U.S. and International markets, respectively, **Paragon 28 has substantial opportunity** for further geographic market penetration
- Paragon 28 is a driving force in **expanding the Foot & Ankle market** with innovation

P28 is positioned well for market leadership in the next 5 to 10 years

(1) *Source: iData Research and Company estimates. Approximately 55% of Global market is U.S.*
(2) *Source: Company filings, SmartTrak, and management estimates.*

Copyright ©2024 Paragon 28. All rights reserved.

7

Our Successful Growth Formula It all starts with our exclusive focus on and dedication to defining the foot and ankle market in a meaningful way • Commitment to research and learning 1 • Steady launch cadence of solutions to address unmet needs Innovation • Expansive pipeline of future foot & ankle launches • Unique enabling technology 2 • Growing base of U.S. sales representatives Strong Exclusive • Increasing U.S. surgeon customer base with substantial runway for further penetration Commercial F&A Focus • Pathway to drive increased productivity with U.S. sales reps and surgeon customers Execution 3 Operational • Presence in 22 international markets with significant room for further penetration Global Comprehensive Excellence • Several large, untapped markets to enter in the future (i.e. APAC and LatAm expansion) Presence Portfolio 8 Copyright ©2024 Paragon 28. All rights reserved.

Commitment to Research and Learning

Paragon 28's ecosystem enables us to drive clinically focused innovation and develop solutions for addressing today's unmet needs

Research and Learning Drives Paragon 28's Innovation

- **29** *University and hospital research partners*
- **~50** *Journal publications & scientific meetings*
- **20+** *P28 product white papers & case studies*
- **60+** *Algorithm-oriented clinical studies (Bonelogic)*

Investments In Research and Learning


250-Person Auditorium | Englewood, CO HQ


OEC
40-Station Cadaveric Lab | Englewood, CO HQ


Exclusively foot & ankle
Paragon 28
P28
Two 6-station Mobile Labs

9

Copyright ©2024 Paragon 28. All rights reserved.

1 Balanced Product Innovation and Strong Launch Cadence (1) Segment 2010 - 2015 2016 - 2020 2021 - 2023 2023 Launches + LMRs Future Outlook Balanced Product Introductions Phantom® 2nd Metatarsal Shortening 5 10 4 Forefoot System 25+ R3INFORCE Active Projects in Extraosseous Repair 6 9 3 System Fracture Fixation Development Balanced Across Portfolio JAWS Great White Nitinol Staple System 5 4 2 Flatfoot / PCFD Supramalleolar 5-10 Osteotomy (SMO) Plating 2 5 6 Ankle and Allograft System Annual Launches Grappler® Knotless Expected In Next Three Anchor System and 2 5 2 Bridgeline Tape Charcot Years BEAST Cortical Fiber 2 5 5 Bone Graft Biologics st 1 Total 22 38 22 Smart28 Module (2) 6 launches + LMRs Annual (3) Planned for 1H 2024 4.4 7.6 7.3 Average (1) Excludes simple line extensions. Includes products launched and on limited market release as of 12/31/2023. Some products span multiple segments. 10 (2) “Limited market release”. Copyright ©2024 Paragon 28. All rights reserved. (3) Subject to regulatory clearance.

1 Several High-Impact Launches Planned in Early 2024

Substantial momentum in the fastest growth areas of minimally invasive surgery (MIS), forefoot and soft-tissue

FJ2000™ Power Console and Burr System



- Surgeon optionality for wide range of MIS and open procedures
- No capital purchase required; all instruments disposable + sterile packed
- Dedicated MIS module with multiple F&A specific burr and speed options

✓ ***MIS / Open***

✓ ***Forefoot***

Precision® MIS Bunion System



- Controlled tri-planar bunion correction
- First to market with ability for controlled derotation of the distal metatarsal fragment
- The only MIS bunion jig with temporary distal and proximal fixation for more stability

✓ ***MIS***

✓ ***Forefoot***

Bun-Yo-Matic™ Lapidus Clamp System



- Reproducible and efficient means to restore 3-dimensional alignment
- Accommodates surgeon's preferred fixation method for Lapidus procedure
- Holds correction and allows for compression throughout the case

✓ ***Forefoot***

✓ ***MIS / Open***

Mister Tendon™ Harvester System



- The first and only minimally invasive harvesting system for foot and ankle tendon transfer[(1)]
- Designed for better healing and quicker recovery time in flatfoot reconstruction

✓ ***MIS***

✓ ***Soft-Tissue***

11

Copyright ©2024 Paragon 28. All rights reserved.

(1) Specifically designed for flexor hallucis longus ("FHL") and flexor digitorum longus ("FDL") tendon transfer procedures.

1 FJ2000 Power Console and Burr System 12 Copyright ©2024 Paragon 28. All rights reserved.

1 Precision® MIS Bunion System 13 Copyright ©2024 Paragon 28. All rights reserved.

1 Bun-Yo-Matic Lapidus Clamp System 14 Copyright ©2024 Paragon 28. All rights reserved.

1 Mister Tendon Harvester System 15 Copyright ©2024 Paragon 28. All rights reserved.

Smart28 Ecosystem Designed to Improve Patient Outcomes and Further P28 Leadership Position

SMART28™ ADVANCED TECHNOLOGIES

What is Smart28?	Our initiative to **modernize and improve all aspects of Foot + Ankle treatments** by utilizing advanced technologies
Smart28 Mission	Improved and reproducible outcomes and increased patient access to therapies
Smart28 Acquisitions	ADDITIVE ORTHOPAEDICS: May 2021: FDA-approved patient specific implants and instruments DISIOR: Jan 2022: Pre-operative bone segmenting and surgical planning

1 Pre-operative Planning	2 Intra-operative Support	3 Post-operative Evaluation
Pre-operative Planning Software[1]	**Patient Specific Implants + Instruments**[2]	Tools to Validate Outcomes
Patient Specific Algorithms	**Laser Alignment**	Data Collection & Aggregation
AI Technology	**3d Printing & Modeling**	AI Technology
	Navigation & Guidance Technology	
	Robotics	

Continuously feed post-operative data to inform future cases

Bold = P28 Current State | *Unbold = Future State*

(1) 510(k) clearance for Bonelogic software received December 12, 2023 to be used by orthopedic healthcare professionals for diagnosis and surgical planning in a hospital or clinic environment. Indication specific Smart28 modules anticipated beginning in 1H 2024.

(2) Today, includes Maven PSI used with the APEX 3D Total Ankle, Patient Specific Total Talus as well as configurations used in conjunction with APEX 3D Total Ankle under P28's IDE approval.

Copyright ©2024 Paragon 28. All rights reserved.

16

2 Strong Domestic Commercial Execution

P28s sales team consists of clinically adept individuals that have developed highly collaborative relationships with surgeons

Top U.S. Commercial Priorities

Sales Force Expansion

Sales Force Productivity

257[1]
U.S. sales representatives
+17.9% YoY

~80%
Salesforce exclusivity

Key Opportunities:

- ~50% of U.S. markets underpenetrated or unrepresented today
- Ramp to 400 – 500 reps
- Pull through of new product launches and further penetration with existing accounts

Expansion of Surgeon Customer Base

Increase Surgeon Utilization

2,061[1]
P28 active surgeon base
+9.4% YoY

15%[2]
Penetration of potential U.S. surgeon customers

Key Opportunities:

- Substantial runway for further orthopedic and podiatric surgeon penetration
  - Green field opportunity with F&A pediatric and trauma surgeons
- Increase existing surgeon utilization

(1) *As of .September 30, 2023.*
(2) *Percentage of 13,700 total foot and ankle surgeon customers in the U.S.*

Copyright ©2024 Paragon 28. All rights reserved.

17

3 International Presence & Market Development (1) Key International Details and Statistics 2016 22 $24.0M +40.6% 15.4% P28 began International International Net Reported YoY of 2023 YTD Global selling Countries with 8 Revenue Growth Net Revenue (Up internationally office locations in 2023 YTD in 2023 YTD from 13.2% in 2022) P28’s International Markets International Growth Strategy 1 Entry into new international markets 2 Expand product portfolio in existing international markets 3 Strengthen relationships with distributors in key markets 4 Continued investment in medical education and training Building the infrastructure for long term growth Mixed 5 Direct 9 National sales agencies 8 Stocking distributors 18 (1) As of September 30, 2023. Copyright ©2024 Paragon 28. All rights reserved.

Paragon 28 Key Investor Highlights $4.9B Foot & Exclusive Foot Comprehensive Enabling Compelling Ankle Market & Ankle Focus Solutions Technologies Financials Growing rapidly (7% P28 is the only P28 has ~75 product Unique offerings Consistent and CAGR) and largely company solely systems on market designed to improve diversified sales underdeveloped with dedicated to defining and over 25 active patient outcomes growth with opportunity for the Foot & Ankle projects in and transform the pathway to expansion market development Foot & Ankle market profitability 19 Copyright ©2024 Paragon 28. All rights reserved.

Exclusively Foot & Ankle 20